Financial instruments	12 Months Ended
Dec. 31, 2025
Disclosure of Financial Instruments1 [Abstract]
Financial instruments	Financial instruments
Accounting policies
All financial assets and liabilities, except for derivatives, are initially measured at fair value and subsequently measured at amortized cost using the effective interest rate method. Derivatives are measured at fair value through profit or loss (“FVTPL”).
Supporting information
The following tables provide the carrying values and fair values of our financial instruments by category, as well as the associated fair value hierarchy levels as defined in note 2 under “Fair value measurements”. The carrying value is a reasonable approximation of fair value for cash and cash equivalents, receivables, and payables and accrued liabilities due to their short-term nature. The carrying values of long-term debt include any current portions and exclude deferred financing costs.

December 31, 2025	Level	Financial assets at amortized cost	Financial assets or financial liabilities at FVTPL	Financial liabilities at amortized cost	Carrying value	Fair value

Financial assets
Cash and cash equivalents	2	$202	$—	$—	$202	$202
Receivables	3	244	—	—	244	244
Interest rate swaps[2]	2	—	—	—	—	—
Electricity swaps[2]	3	—	24	—	24	24
		$445	$24	$—	$469	$469

Financial liabilities
Payables and accrued liabilities	3	$—	$—	$580	$580	$580
Long-term debt[1]	2	—	—	300	300	300
Interest rate swaps[2]	2	—	—	—	—	—
Electricity swaps[2]	3	—	10	—	10	10
		$—	$10	$880	$890	$890
1.The fair value of long-term debt is based on rates available to us at December 31, 2025 for long-term debt with similar terms and remaining maturities.
2.The current portion of our electricity swap contracts are included in payables and accrued liabilities in our consolidated balance sheet at December 31, 2025. The value of our interest rate swap contracts and the non-current portions of our electricity swap contracts are included in other assets and other liabilities.

December 31, 2024	Level	Financial assets at amortized cost	Financial assets or financial liabilities at FVTPL	Financial liabilities at amortized cost	Carrying value	Fair value

Financial assets
Cash and cash equivalents	2	$641	—	—	$641	$641
Receivables	3	292	—	—	292	292
Interest rate swaps[2]	2	—	2	—	2	2
Electricity swaps[2]	3	—	13	—	13	13
		$933	$15	$—	$948	$948

Financial liabilities
Payables and accrued liabilities	3	$—	$—	$600	$600	$600
Long-term debt[1]	2	—	—	200	200	200
Electricity swaps[2]	3	—	12	—	12	12
		$—	$12	$800	$812	$812
1.The fair value of long-term debt is based on rates available to us at December 31, 2024 for long-term debt with similar terms and remaining maturities.
2.The value of our interest rate swap contracts is included in receivables in our consolidated balance sheet at December 31, 2024.
Financial risk management
Our activities result in exposure to a variety of financial risks, and the main objectives of our risk management process are to ensure risks are properly identified and analyzed and to establish appropriate risk limits and controls. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and our activities. We are exposed to credit risk, liquidity risk, and market risk. A description of these risks and policies for managing these risks are summarized below.
The sensitivities provided in this section give the effect of possible changes in the relevant prices and rates on earnings. The sensitivities are hypothetical and should not be considered to be predictive of future performance or earnings. Changes in fair values or cash flows based on fluctuations in market variables cannot be extrapolated since the relationship between the change in the market variable and the change in fair value or cash flows may not be linear.
Credit risk
Credit risk is the risk of financial loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations. We are exposed to credit risk with respect to cash and cash equivalents and receivables. The carrying amounts of these accounts represent the maximum credit exposure. We manage credit risk by holding cash and cash equivalents with major banks of high creditworthiness. Credit risk for trade and other receivables is managed through established credit monitoring activities such as:
•Establishing and monitoring customer credit limits;
•Performing ongoing evaluations of the financial conditions of key customers; and
•In certain market areas, undertaking additional measures to reduce credit risk including credit insurance, letters of credit and prepayments. At December 31, 2025, approximately 34% of trade accounts receivable was covered by at least some of these additional measures (December 31, 2024 - 29%).
Given our credit monitoring activities, the percentage of overdue accounts and our history of minimal customer defaults, we consider the credit quality of our trade accounts receivable at December 31, 2025 to be high and have recorded nominal expected credit losses on our trade accounts receivable. The aging analysis of trade accounts receivable is presented below:

As at	December 31, 2025	December 31, 2024
Trade accounts receivable
Current	129	175
Past due 1 to 30 days	48	62
Past due 31 to 60 days	6	2
Past due over 60 days	4	—
Trade accounts receivable	186	239
Sales taxes receivable	27	27
Other	31	28
Receivables	244	294
Liquidity risk
Liquidity risk is the risk we will encounter difficulty in meeting obligations associated with financial liabilities. We manage liquidity risk by maintaining adequate cash and cash equivalents balances and having lines of credit available. In addition, we regularly monitor forecasted and actual cash flows. Refinancing risks are managed by extending maturities through regular renewals and refinancing when market conditions are supportive.
The following table summarizes the maturity profile of our financial liabilities based on contractual undiscounted payments compared to its discounted or current carrying value:

As at December 31, 2025	Carrying value	Total	2026	2027	2028	2029	Thereafter
Long-term debt	$300	$300	$—	—	300	—	—
Interest on long-term debt[1]	2	38	16	16	7	—	—
Lease obligations	33	44	10	7	5	5	17
Payables and accrued liabilities	569	569	569	—	—	—	—
Total	$904	$951	$595	$23	$312	$5	$17
1.Assumes debt remains at December 31, 2025 levels and includes the impact of interest rate swaps terminating May 30, 2028.
In addition, we have contractual commitments for the acquisition of property, plant and equipment in the amount of $51 million in 2026.
Market risk
Market risk is the risk of loss that might arise from changes in market factors such as interest rates, foreign exchange rates, commodity, and energy prices. We aim to manage market risk within acceptable parameters and may, from time to time, use derivatives to manage market risk.
Interest rates
Interest rate risk relates mainly to floating interest rate debt. By maintaining interest rate swap contracts with floating rate debt, we reduce our exposure to interest rate changes.
As at December 31, 2025, we had the following floating rate financial instruments:

Financial instrument	Carrying value
Financial liability: Term loan	$300
Financial asset: Interest rate swap contracts	$—
We maintain a $300 million term loan due May 2028 where the interest is payable at floating rates based on US Base Rate Advances or SOFR Advances at our option.
We have interest rate swap contracts to pay fixed interest rates and receive variable interest rates on $75 million notional principal amount of indebtedness. These swap agreements have the effect of fixing the interest rate on $75 million of the $300 million term loan discussed above, with the balance being subject to a floating rate.
In addition, interest on certain of our credit facilities is payable at floating rates including Prime Rate Advances, US Base Rate Advances, CORRA Advances, or SOFR Advances at our option.
At December 31, 2025, the impact of a 100-basis point change in interest rate affecting our floating rate debt would result in a $2 million change in annual interest expense (December 31, 2024 - no change).
Energy
We are party to arrangements with renewable power generators to purchase environmental attributes and receive settlements by reference to generation volumes and the spot price for electricity and pay settlements by reference to generation volumes and a fixed contractual price. These agreements act as a partial hedge against future electricity price increases in Alberta and will provide us with access to renewable energy credits that we may surrender to achieve a reduction in our greenhouse gas emissions. While these arrangements economically hedge the risk of changes in cash flows due to fluctuations in Alberta electricity prices, hedge accounting has not been applied to these instruments.
A contract to receive renewable energy credits and the associated floating-for-fixed electricity swap are distinct units of account. We have selected this method as we believe the receipt of the renewable energy credits is an executory contract and the electricity swap meets the definition of an embedded derivative.
The electricity swaps are valued based on a discounted cash flow model, with the related changes in fair value included in Other income (expense). The valuation requires management to make certain assumptions about the model inputs, including future electricity prices, discount rates, and expected generation volumes associated with the contracts.
For the year ended December 31, 2025, a gain of $8 million was recognized in relation to the electricity swaps (2024 - loss of $9 million). The fair value of the electricity swaps at December 31, 2025 was a $14 million asset (December 31, 2024 - a nominal asset). At December 31, 2025, the impact of a 10% increase (decrease) in future electricity prices would result in a gain (loss) of $18 million.
The following table summarizes the maturity profile of our net derivative asset based on contractual undiscounted payments:

As at December 31, 2025	Carrying value - asset (liability)	Total inflows (outflows)	2026	2027	2028	2029	Thereafter
Electricity swaps	$14	$23	$(5)	$(3)	$(1)	$1	$30
Total	$14	$23	$(5)	$(3)	$(1)	$1	$30
Currency risk
We are exposed to foreign currency risk because our Canadian operations incur a portion of their operating expenses in Canadian dollars. Therefore, an increase in the value of the CAD relative to the USD increases the value of expenses in USD terms incurred by our Canadian operations, which reduces operating margin and the cash flow available to fund operations.
In addition, foreign currency exposure arises from our net investment in our European operations, which have British pound sterling and Euro functional currencies, and from our Cochrane lumber mill and jointly-owned paper operation, which have Canadian dollar functional currency. The risk arises from the fluctuation in spot rates between these currencies and the U.S. dollar, which causes the amount of the net investment to vary with the resulting translation gains or losses being reported in other comprehensive earnings.
A $0.01 strengthening (weakening) of the USD against the CAD would increase (decrease) pre-tax earnings by approximately $19 million. A $0.01 strengthening (weakening) of the USD against the CAD, British pound and Euro would result in an approximate $7 million translation loss (gain) on operations with different functional currencies included in other comprehensive earnings. These sensitivities assume that all other variables remain constant and ignores any impact of forecast sales and purchases.